                                   NYSE: EXC

                              The Generation and
                         Marketing of Electricity at
                                    Exelon

                    Jack Skolds                 Ken Cornew
              Chief Operating Officer    VP, Long-term Transactions
                   Exelon Nuclear             Exelon PowerTeam

                             Salomon Smith Barney
                     Power & Merchant Energy   April 2001

                                    Exelon

NYSE: EXC

                               Important Notice

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/ prospectus regarding the merger and in the reports filed with the Securities and Exchange Commission by PECO Energy Company, Unicom Corporation and Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon Corp. does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

[LOGO FOR EXELON]

NYSE: EXC

                         Exelon's Integrated Strategy

[This slide is a diagram which illustrates the integrated strategy. The three main business segments are shown as interlocking trapezoids arranged horizontally: 1) Energy Delivery; 2) Generation and Power Marketing; 3) Enterprises. Extending under all of the trapezoids is a thin rectangle.]

[Legends in the trapezoids:]

Energy Delivery
---------------
steady source of earnings 5 million customers deregulated markets

Generation and Power Marketing
------------------------------
primary growth vehicle in the near term 47 GWs unregulated power including 17 GWs nuclear

Enterprises
-----------
platform for future growth in energy, telecommunications and energy-services arena

[Legend in the rectangle:]

Linking capabilities, assets and market presence to create continuous opportunities to build shareholder value

[LOGO FOR EXELON]

NYSE: EXC

                               Genco's Strategy

 . Develop national generation portfolio with fuel and dispatch diversity

 . Grow asset portfolio through:
   . mergers/acquisitions
   . development
   . innovative technology
   . joint ventures
   . long-term off-take contracts

 . Drive cost and operational leadership through proven fleet management and economies of scale

 . Optimize value of our low-cost position through power marketing expertise

[LOGO FOR EXELON]

NYSE; EXC

      Exelon Nuclear's Vision -- to be the World's Premier Nuclear Operator.

To achieve that vision, we will ....
     .    increase fleet output
     .    improve fleet efficiency
     .    sustain fleet operational safety and excellence

We are leveraging the scale and experience of the organization

Exelon

NYSE: EXC

Exelon and AmerGen Nuclear Fleet

[This slide shows a portion of a map of the United States which includes the Midwestern, Middle Atlantic, and New England States. Highlighted on the map, in colored markers, are the locations of Exelon Nuclear (blue) and AmerGen (red) nuclear generating units. Noted on the map in the upper left-hand corner are these details: 16,700 MWe, 10 sites - 17 units, 3 states, Committed to growth. The Exelon logo appears at the bottom of the map.]

[The Generating Units are located as follows]

In Illinois

     Exelon Nuclear

         Braidwood Units 1 and 2
         Byron Units 1 and 2
         Dresden Units 2 and 3
         LaSalle County Units 1 and 2
         Quad Cities Units 1 and 2

     AmerGen

         Clinton Station Unit 1

In Pennsylvania

     Exelon Nuclear

         Limerick Units 1 and 2
         Peach Bottom Units 1 and 2
         Salem Units 1 and 2

     AmerGen

         TMI Unit 1

In New Jersey

     AmerGen

         Oyster Creek Unit 1

NYSE: EXC

Increasing Nuclear Fleet Production

Increase fleet capacity factor:
-------------------------------
- Reduce average refueling duration from 30 to 20 days

- Reduce forced outage rate from 2.6% to 1.5%
   - aggressively manage all threats to generation
   - improve material condition

- Implement best-in-class operating practices fleet-wide

[This slide contains a vertical bar chart showing projected average capacity factor for the fleet for the years 2001, 2002 and 2003. Indicated below each year are the number of refueling outages scheduled in that particular year.]


Capacity Factor
2001                    91.6              7 RFO's
2002                    90.0             11 RFO's
2003                    93.6              8 RFO's

[LOGO FOR EXELON]

NYSE: EXC

                       Refueling Performance Leadership

We've demonstrated world-class refueling outage experience:

 . Fleet average refueling duration is 22 days

     - 8 of 9 shortest outages in U.S. in 2000

     - Exelon Nuclear holds duration records for U.S. refuelings

 . Exelon fleet plants have out-paced industry performance

 . The economic value of reducing outage duration by one day is ~ $640,000/unit

 . Refueling outage execution is a competitive differentiator

[This slide also contains a vertical bar chart showing, side by side, the average refueling outage duration in days during the years 1997, 1998, 1999, and 2000 for the U.S. Industry and Exelon.]

Year         U.S. Industry  Exelon

1997              64          58
1998              51          53
1999              40          30
2000              39          22


[LOGO FOR EXELON]

NYSE: EXC

                                 More Capacity
                            -- Increased Generation


Exelon Nuclear is adding capacity:

 . Planned power uprates on ten units -- up to 885 MW

 . Other planned capacity additions via modifications, feedwater flow improvement, etc.

 . Purchase of additional 7% of Peach Bottom

 . Combination of improved capacity factors and added capability will increase net generation through 2003 by up to 9 million MWh.

New capacity additions will be developed at cost well below that of new gas generation

[LOGO FOR EXELON]

NYSE: EXC

                  Exelon Nuclear's Competitive Cost Advantage

The fleet has competitive operating costs:

 . Fleet aggregate cost is better than nuclear industry median

 . Production costs decreased 9.5% in 2000

 . 4 Plants are currently in nuclear best quartile for production costs

 . Exelon fleet fuel cost per MWh is in the industry best quartile

[This slide also contains a vertical bar chart showing the projected average production cost in dollars per megawatt-hour for the years 2000, 2001, 2002, and 2003. Also shown on the chart are reference lines for the 1999 Industry Median ($17.10) and the 1999 Top Quartile ($14.52).]

Year         $/MWh

2000         14.64
2001         14.16
2002         14.20
2003         13.46


[LOGO FOR EXELON]

NYSE: EXC

                        Continued Cost Reduction Plans

 . Planned O&M cost reduction of 8-10% between 2000-2003

   - Capture merger synergies

   - Bring economies of fleet scale to single unit sites

   - Planned staffing reductions to achieve standard "best in fleet"

   - Materials, equipment, services cost reductions through price, volume, consolidation synergies

 . Additional fuel cost reductions planned

   - Contract management, leverage

   - All aspects of fuel design and management

 . We will transfer knowledge of achieving low cost operations fleet-wide

2 cents per kilowatt-hour all-in cost target is competitive under any view of the future

[LOGO FOR EXELON]

NYSE: EXC

                               LICENSE EXTENSION

                                 License                  Renewals plans
                                expiration

     Peach Bottom               2013, 2014            Application will be
     2 and 3                                          submitted summer 2001

     Dresden 2 and 3            2009, 2011            Application will be
                                                      submitted 2003

     Quad Cities                   2012               Application will be
     1 and 2                                          submitted 2003

     Oyster Creek                  2009               Under review

     TMI-1                         2014               Under review

                  We will continued to run our plants as long
                 as they can be operated safely and profitably

Exelon

NYSE; Exc

Why the Nuclear Renaissance?

     Nuclear Power in the U.S. has established a strong track record

     .    Long history of safe, improved operations

     .    Significantly improved economics

     .    Recognition of environmental advantages

     .    Predictable, constructive nuclear regulatory environment

     .    Fuel price stability

Exelon

NYSE: EXC

          Nuclear Power Offers Fuel Price Stability

[This slide contains two vertical bar charts, side by side]

[The left chart is titled: Fuel Cost as a Percentage of Production Cost. It is a stacked vertical chart showing the relative percentage of fuel cost to production cost for four fuel types: Nuclear, Coal, Oil, and Gas.

                         Fuel           O&M            Total
          Nuclear         27%           73%             100%
          Coal            70%           30%             100%
          Oil             76%           24%             100%
          Gas             80%           20%             100%

[The right chart is titled: Historical Fuel Cost Volatiliy. It is a vertical bar chart showing three side by side bars representing the average fuel cost, in mils per kilowatt-hour, for nuclear, fossil, and gas turbines in each of the 5 years, 1995 through 1999]


                         Nuclear        Fossil         Gas Turbines

          1995           5.75           16.07              20.83
          1996           5.50           16.51              30.58
          1997           5.42           16.80              24.94
          1998           5.39           15.94              23.02
          1999           5.17           15.62              28.72

Nuclear power as a substantial portion of a balanced supply portfolio constitutes a competitive advantage

[Logo for Exelon]

NYSE: EXC


                          Generation Supply Footprint
                                  2001 - 2003

[This slide depicts a map of North America which identifies each of the National Electricity Reliability Council regions and indicates the amount of Exelon generation in each region:]

WSCC       200 MW
MAPP         0 MW
ERCOT    1,060 MW
SPP        800 MW
MAIN    21,875 MW Plus 1,000 MW from power uprates
FRCC         0 MW
SERC     1,000 MW
ECAR         0 MW
MACC    11,000 MW
NPCC     5,900 MW Plus 3,600 MW under development

[The slide also contains four boxes with additional information:]

[First box:]
37,500 MW in operation
4,800 MW in construction
4,7000 MW in development

47,000 MW* TOTAL*

[Second box:]
plus 220 MW in construction and under development in Mexico

[Third box:]
plus 340 MW of CT peaking capacity currently under development

[Fourth Box]
* assumes completion of Sithe acquisition and power uprate projects by 2003

[LOGO FOR EXELON]

NYSE: EXC

                           Power Marketing Strategy

 . Lead industry in asset-based, market driven power marketing
                   -----------  -------------
 . Drive generation asset growth through Power Team's unique market knowledge and analytical expertise

 . Market focused portfolio that allows for sale of innovative premium products

 . Pursue financial trading to complement a physical portfolio

 . Manage risk through optimal mix of long and short-term supply obligations

[This slide also contains a stacked vertical bar chart showing the projected Gigawatt-hour Deliveries for the years 1999 through 2003 differentiated by

1)   Pre-Merger Market Sales,
2)   Sales to PECO,
3)   Affiliate Sales,
4)   Market Sales,
5)   Sithe*

                                 GWh Deliveries
Year      Pre-Merger   Sales to    Affiliate    Market    Sithe*
        Market Sales     PECO        Sales      Sales

1999       43,154        48,466
2000       23,491        24,393
2001                                107,000     77,000         0
2002                                103,500     92,100         0
2003                                103,300    100,300    30,000

* assumes acquisition of 100% of Sithe assets

[LOGO FOR EXELON]

NYSE: EXC

Value-Creating Growth

- Sithe acquisition
   - 49.9% in 2000
   - Expect to acquire in 3-5 years

- 500 MW of new peaking capacity
   - 160MW sited in LaPorte, TX in agreement with Air Products for summer 2001

- Continuous Portfolio Growth Strategy for Target Regions
   - Asset Acquisitions
   - Long-Term Off-take Agreements
   - Joint-Ventures

[This slide contains a stacked vertical bar chart showing the projected Gigawatt-hour Supply for the years 2001, 2002, and 2003 differentiated by 1) Owned Assets; 2) EME PPA, 3) Acquisitions/Growth and 4) Sithe*.]

Year      Owned Assets   EME PPA   Acq./Growth  Sithe*      Total
2001      123,000        31,000      30,100          0      184,100
2002      125,000        20,000      51,000          0      196,000
2003      129,400         9,000      65,200     30,000      233,600

* assumes acquisition of 100% of Sithe assets

[LOGO FOR EXELON]

NYSE: EXC

Combining Portfolios to Enhance Margins

[This slide shows a diagram which illustrates how combining this portfolio will enhance margins. There are four ovals at each corner of the slide surrounding a center oval. Arrows point from each outer oval to the center. The center oval is inscribed "Premium Product Sales"; the outer ovals are inscribed: upper left- "ComEd Generation"; upper right- "PECO Generation"; lower left- "AmerGen Generation"; and lower right- "Contracted Supply". ComEd Generation is associated with "Midwest Base Load in winter, Spring, and Fall". PECO Generation is associated with "Mid-Atlantic Intermediate and Peaking Year-round". AmerGen Generation is associated with "Base load Year-round". Contracted Supply is associated with "Regionally Diverse Intermediate and Peaking". Between the ComEd Generation and the PECO Generation ovals is the phrase: "Decreased costs from combining supply resources". Between the AmerGen Generation and the Contracted Supply ovals is the phrase: "Increased revenue from enhanced product offerings".]


[LOGO FOR EXELON]

NYSE: EXC

                          Our Competitive Advantages

 .    A reliable, diverse and low cost supply portfolio

 .    Firm transmission positions

 .    A large native load hedge

 .    Skill set strengths in physical delivery, fossil fuel management, generation development, risk/credit management

 .    Active and experienced in creation of, and participation in open markets

Exelon

NYSE: EXC

Power Team:  Looking Ahead

[This slide shows a graphic of three rectangular boxes arranged horizontally. The boxes are titled from left to right: 1) Power Team Competitive Advantage,
2) Primary Value, and 3) Secondary Value. There are arrows depicted between the boxes indicating that the advantages described in the first box lead to the primary values in the second box, and that the primary values lead to the secondary values in the third box. There is text in each box as follows:]

Power Team Competitive Advantage
--------------------------------

  Deep understanding of the physical electricity market, infrastructure and
                            --------
  regulatory underpinnings

Primary Value
-------------

  Differentiation by product delivery

  Preferred counter-party status due to reputation for 100% reliability

Secondary Value
---------------

  Ability to leverage knowledge of physical market in hedging and trading of financial instruments


[Logo for Exelon]

NYSE: EXC

Power Team

Our goal is simple:
To be the World's Best Power Marketer.

[This slide shows a equilateral triangle inscribed with the words "Market Focused". Written at the top of the triangle is "Fuel Diversity"; at the lower left is "National Reach"; at the lower right is "Asset-based Portfolio". On each side of the triangle are words which indicate a link between the two points: between National Reach and Fuel Diversity is the word "Innovation"; between Fuel Diversity and Asset-based Portfolio is the word "Reliability"; and between Asset-based Portfolio and National Reach is the phrase "Competitive Costs".]

[LOGO FOR EXELON]

NYSE: EXC

                          GenCo Financial Projections

                         2001
                        ------

Revenue                 $6.4 B

Gross Margin            $2.9 B

O&M / A&G               $1.4 B

EBIT                    $980 M


CapEx                   $950 M

-------------------------------------------
                2001-2003
                ---------

Revenue growth 12%

 . Increasing Volume

   - 15% annual market sales growth

 ...despite:

 . Declining forward curves

   - 10% reduction over 2001-2003 timeframe

-------------------------------------------


[LOGO FOR EXELON]

NYSE: EXC

                         Exelon's Investor Proposition

     .    47 GWs low-cost supply in power hungry markets*

     . Forecasted 2001 revenues of $15B, EPS of $4.50, and 10% earnings growth through 2003

     . Appetite for growth tempered by unrelenting commitment to financial discipline

     .    Proven ability to seize opportunity and execute

     .    Demonstrated focus on cost optimization

     .    Tremendous depth and strength of management team

     * assumes completion of Sithe acquisition and power uprate projects by 2003

Exelon

                                   NYSE:EXC


                                  Questions?




                                    Exelon

"SUPPLEMENTAL INFORMATION"

[The following pages of material were distributed as hard copies to meeting participants.]

                          Generation Supply FOOTPRINT
                 Details of Exelon Generating Capacity in GW'S

--------------------------------------------------------------------------------

Nuclear
-------

        Limerick                                  2.3       MAAC
        Peach Bottom                              1.0       MAAC
        Salem                                     0.9       MAAC
        Three Mile Island                         0.8       MAAC
        Oyster Creek                              0.6       MAAC
        Clinton                                   0.9       MAIN
        Midwest (former Unicom) Fleet             9.7       MAIN

                      Existing Nuclear           16.2
                      Power Uprates               1.0
                      Total Nuclear              17.2

Fossil
------

        PECO Fleet                                5.5       MAAC
        Sithe                                     5.9       NPCC
                                                  0.1       MAAC
                                                  0.2       WSCC
                                                 ----       ----
                      Fossil Total               11.6

Contracts
---------

                      Unicom PPA                 10.9       MAIN
                      Tenaska - Grimes            0.9       ERCOT
                      Tenaska - Heard             1.0       SERC
                      Cogentrix                   0.8       SPP
                      ---------                  ----       ----
                      Contracts Total            13.6


Under Construction or Development
---------------------------------
        Peaking CT's                              0.5
        Sithe - Mexico                            0.2
        Sithe - NPCC                              3.7
        ------------                             ----
                      Development Total           4.4



EXELON PORTFOLIO TOTAL                           46.8

--------------------------------------------------------------------------------

                                                                          Exelon

EXELON Nuclear Fleet
-----------------------------------------------------------------------------------------------------------------------------------
                            Braidwood                   Byron                       Dresden                    LaSalle
-----------------------------------------------------------------------------------------------------------------------------------
Current Owner(s)      Exelon                     Exelon                     Exelon                       Exelon
-----------------------------------------------------------------------------------------------------------------------------------
Ownership Interest    100%                       100%                       100%                         100%
-----------------------------------------------------------------------------------------------------------------------------------
Plant Size            2,308 MW  (PWR)            2,300 MW (PWR)             1,586 MW (BWR)               2,280 MW (BWR)
-----------------------------------------------------------------------------------------------------------------------------------
MW Owned              2,308 MW                   2,300 MW                   1,586 MW                     2,280 MW
-----------------------------------------------------------------------------------------------------------------------------------
Site Type             Dual unit                  Dual unit                  Dual unit                    Dual unit
-----------------------------------------------------------------------------------------------------------------------------------
Power Pool            MAIN                       MAIN                       MAIN                         MAIN
-----------------------------------------------------------------------------------------------------------------------------------
Plant Start Date      1988                       Unit 1-1985  Unit 2-1987   Unit 2-1970  Unit 3-1971     Unit 1-1984  Unit 2-1984
License Expiration    Unit 1-2026 Unit 2-2027    Unit 1-2024  Unit 2-2026   Unit 2-2009  Unit 3-2011     Unit 1-2022  Unit 2-2023
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                            Quad Cities                 Limerick                    Peach Bottom               Salem
-----------------------------------------------------------------------------------------------------------------------------------
Current Owner(s)      Exelon / MidAmerican       Exelon                     Exelon / PSE&G                    Exelon / PSE&G
                      Energy Holdings
-----------------------------------------------------------------------------------------------------------------------------------
Ownership Interest    75%                        100%                       50%  (3.75% still pending)   42.6%  Non-Operator
-----------------------------------------------------------------------------------------------------------------------------------
Plant Size            1,562 MW (BWR)             2,284 MW (BWR)             2,185 MW (BWR)               2,212 MW (PWR)
-----------------------------------------------------------------------------------------------------------------------------------
MW Owned              1,172 MW                   2,284 MW                   1,093 MW                     942 MW
-----------------------------------------------------------------------------------------------------------------------------------
Site Type             Dual unit                  Dual unit                  Dual unit                    Dual Unit
-----------------------------------------------------------------------------------------------------------------------------------
Power Pool            MAIN                       PJM                        PJM                          PJM
-----------------------------------------------------------------------------------------------------------------------------------
Plant Start Date      1973                       Unit 1 -1986 Unit 2 -1990  1974                        Unit 1 -1977  Unit 2 -1981
License Expiration    2012                       Unit 1 -2024 Unit 2 -2029  Unit 2 -2013 Unit 3 -2014   Unit 1 -2016  Unit 2 -2020
-----------------------------------------------------------------------------------------------------------------------------------

AmerGen Acquisitions
-----------------------------------------------------------------------------------------------------
                            TMI Unit 1                  Clinton                     Oyster Creek
-----------------------------------------------------------------------------------------------------
Seller                GPU                        Illinova                   GPU
-----------------------------------------------------------------------------------------------------
Plant Size            786 MW (PWR)               930 MW BWR                 619 MW (BWR)
-----------------------------------------------------------------------------------------------------
Power Pool            PJM                        MAIN                       PJM - East
-----------------------------------------------------------------------------------------------------
Ownership Interest    100% AmerGen               100% AmerGen               100% AmerGen
-----------------------------------------------------------------------------------------------------
Plant Start date      1974                       1987                       1969
License expiration    April 2014                 September 2026             April 2009
-----------------------------------------------------------------------------------------------------

EXELON Fossil Fleet

-----------------------------------------------------------------------------------------------------------------------------------
                           Conowingo                 Muddy Run                 Cromby                         Eddystone
-----------------------------------------------------------------------------------------------------------------------------------
Ownership Interest     100%                       100%                 100%                             100%
-----------------------------------------------------------------------------------------------------------------------------------
Number of Units        11                         8                    2                                4
-----------------------------------------------------------------------------------------------------------------------------------
Net Capacity (MW)      512                        977                  345                              1,341
-----------------------------------------------------------------------------------------------------------------------------------
Fuel Type              Hydroelectric              Pumped Storage       Unit 1: scrubbed coal            Units 1&2: scrubbed coal
                                                                       Unit 2: natural gas OR #6 oil    Units 3&4: nat gas OR #6 oil
-----------------------------------------------------------------------------------------------------------------------------------
Power Pool             PJM                        PJM                  PJM                              PJM
-----------------------------------------------------------------------------------------------------------------------------------
Dispatch Order         Baseload (Run of River)    Peaking              Intermediate                     Intermediate
-----------------------------------------------------------------------------------------------------------------------------------
Plant Location         Maryland                   Pennsylvania         Pennsylvania                     Pennsylvania
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           Fairless Hills            Schuykill                 Delaware                       Distributed Gen
-----------------------------------------------------------------------------------------------------------------------------------
Ownership Interest     100%                       100%                 100%                             100%
-----------------------------------------------------------------------------------------------------------------------------------
Number of Units        2                          1                    2                                42
-----------------------------------------------------------------------------------------------------------------------------------
Net Capacity (MW)      60                         166                  250                              1,049
-----------------------------------------------------------------------------------------------------------------------------------
Fuel Type              Landfill gas               #6 oil               #6 oil                           Oil, natural gas, diesel
-----------------------------------------------------------------------------------------------------------------------------------
Power Pool             PJM                        PJM                  PJM                              PJM
-----------------------------------------------------------------------------------------------------------------------------------
Dispatch Order         Peaking                    Peaking              Peaking                          Intermediate, Peaking
-----------------------------------------------------------------------------------------------------------------------------------
Plant Location         Pennsylvania               Pennsylvania         Pennsylvania                     Pennsylvania
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                           Conemaugh                 Keystone
---------------------------------------------------------------------------
Ownership Interest     20.72%                     20.99%
---------------------------------------------------------------------------
Number of Units        2                          2
---------------------------------------------------------------------------
Net Capacity (MW)      352                        357
---------------------------------------------------------------------------
Fuel Type              Mine-mouth Coal-fired      Mine-mouth Coal-fired
---------------------------------------------------------------------------
Power Pool             PJM                        PJM
---------------------------------------------------------------------------
Dispatch Order         Baseload                   Baseload
---------------------------------------------------------------------------
Plant Location         Western Pennsylvania       Western Pennsylvania
---------------------------------------------------------------------------

                                                                          Exelon

Sithe Assets by Region

                                                            Net MW in
                        Net MW in        Net MW under        Advanced
                        Operating        construction     Development
---------------------------------------------------------------------
 NEPOOL                     2,051               2,421             540
 NYPP                         243                   -           1,392
 Ontario                      157                   -           1,670
 Mexico                         -                 114             114
 Q.F.'s                     1,331                   -               -
---------------------------------------------------------------------

 TOTAL                      3,782               2,535           3,716

                                                                          Exelon

Sithe Assets

----------------------------------------------------------------------------------------------------------------------
    Region           Plant Name      Net Capacity       Fuel Type         Dispatch Order             Location
----------------------------------------------------------------------------------------------------------------------
 NEPool             Mystic 1               12              Oil               Peaking               Everett, MA
 Operating:         Mystic 4              135              Oil             Intermediate            Everett, MA
                    Mystic 5              130              Oil             Intermediate            Everett, MA
                    Mystic 6              138              Oil             Intermediate            Everett, MA
                    Mystic 7              592              Oil             Intermediate            Everett, MA
                    New Boston 1          380              Gas             Intermediate            South Boston, MA
                    New Boston 2          380              Gas             Intermediate            South Boston, MA
                    New Boston 3           20              Oil               Peaking               South Boston, MA
                    Wyman 4                36              Oil             Intermediate            Yarmouth, Maine
                    West Medway 1          55            Gas/Oil             Peaking               West Medway, MA
                    West Medway 2          55            Gas/Oil             Peaking               West Medway, MA
                    West Medway 3          55            Gas/Oil             Peaking               West Medway, MA
                    Framingham 1           13              Oil               Peaking               Framingham, MA
                    Framingham 2           11              Oil               Peaking               Framingham, MA
                    Framingham 3           13              Oil               Peaking               Framingham, MA
                    Fore River 1           13              Oil               Peaking               Weymouth, MA
                    Fore River 2           13              Oil               Peaking               Weymouth, MA
                    Sub Total           2,051

 Development:
                    Mystic 8              807              Gas               Baseload              Everett, MA
                    Mystic 9              807              Gas               Baseload              Everett, MA
                    Fore River 3          807              Gas               Baseload              Weymouth, MA
                    SubTotal            2,421

                    Total NEPool        4,472

                                                                               1
--------------------------------------------------------------------------------

                                                                          Exelon

------------------------------------------------------------------------------------------------------------------------
     Region      Plant Name      Net Capacity       Fuel Type     Dispatch Order         Location
------------------------------------------------------------------------------------------------------------------------
 NYPP
 Operating:     Massena                   66            Gas         Intermediate         Massena, NY
                Ogdensburg                71            Gas         Intermediate         Ogdensburg, NY
                Batavia                   50            Gas         Intermediate         Batavia, NY
                Sterling                  56            Gas         Intermediate         Sherrill, NY
                Total NYPP               243
 QFs
                Independence           1,024            Gas           Baseload           Oswego, NY
                Cardinal                 157            Gas           Baseload           Cardinal, Ontario, Canada
                Kenilworth                26            Gas           Baseload           Kenilworth, NJ
                Allegheny 5               10           Hydro        Intermediate         Allegheny River, PA
                Allegheny 6                9           Hydro        Intermediate         Allegheny River, PA
                Allegheny 8               14           Hydro        Intermediate         Allegheny River, PA
                Allegheny 9               18           Hydro        Intermediate         Allegheny River, PA
                Greeley                   48            Gas           Baseload           Greeley, Colorado
                Oxnard                    48            Gas           Baseload           Oxnard, California
                Naval New                 45            Oil           Baseload           San Diego, CA
                North Island              37            Oil           Baseload           San Diego, CA

                NTC MCRD                  23            Oil           Baseload           San Diego, CA
                Bypass                    10           Hydro          Baseload           Jerome County, Idaho
                Hazelton                   9           Hydro          Baseload           Jerome County, Idaho
                Elk Creek                  2           Hydro          Baseload           Boise, Idaho
                Rock Creek                 4           Hydro          Baseload           El Dorado County, California
                Mont Creek                 3           Hydro          Baseload           Shasta County, California
                Ivy River                  1           Hydro          Baseload           Madison County, North Carolina
                Total QFs              1,488

 International
                Cemex-Sithe              114         Pet Coke           PPA              Tamuin, Mexico
                International            114

                Total                  6,317
------------------------------------------------------------------------------------------------------------------------

                                                                          Exelon

     Projects in Advanced
     Development

      Project              Capacity        Likelihood of Occurrence
      -------              --------        ------------------------

       West Medway           540 MW        Peakers in final permitting and
                                           highly probable of occurrence

       TEG II, Mexico        230 MW        Project with CEMEX of high
                                           probability

       Torne Valley, NY      800 MW        Faces permitting difficulties in NY
                                           and local opposition

       Heritage, NY          800 MW        Requires GE's development of "H"
                                           technology

       Ontario (2 sites)   1,600 MW        Sites under option. Depends on
                                           successful implementation of
                                           de-regulation in Ontario

                                                                               3